SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 14, 2002
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 235-5500

Item 9. Regulation FD Disclosure.
SIGNATURES

Item 9. Regulation FD Disclosure.

On August 14, 2002, each of the Chief Executive Officer, Zaki Rakib, and the Chief Financial Officer, Carol Lustenader, of Terayon Communication Systems, Inc., a Delaware corporation, executed a certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied Terayon Communication Systems’s 10-Q filed with the Securities and Exchange Commission on August 14, 2002. The text of each of these certifications is set forth below.

Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350.

Certification of the Chief Executive Officer:

CERTIFICATION

In connection with the periodic report of Terayon Communication Systems, Inc. (the “Company”) on Form 10Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Zaki Rakib, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: August 14, 2002	By:	/s/ Zaki Rakib

Zaki Rakib Chief Executive Officer

Certification of the Chief Financial Officer:

CERTIFICATION

In connection with the periodic report of Terayon Communication Systems, Inc. (the “Company”) on Form 10Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Carol Lustenader, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: August 14, 2002	By:	/s/ Carol Lustenader

Carol Lustenader Chief Financial Officer

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.

By:	/s/ Zaki Rakib

Zaki Rakib Chief Executive Officer

Date: August 14, 2002